Share capital, dividends, earnings per share and share repurchase program	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Share capital, dividends, earnings per share and share repurchase program	Share capital, dividends, earnings per share and share repurchase program
7.1 Share capital
The share capital of the Company as of December 31, 2025 is CHF 20 million, which is comprised of 499.7 million registered shares, nominal value of CHF 0.04 per share.
The below table shows the movement in the shares.

(shares in millions)(1)	Common stock shares outstanding	Treasury stock shares	Total shares
January 1, 2023	491.8	7.9	499.7
Settlement of equity-based awards	1.5	(1.5)	—
December 31, 2023	493.2	6.4	499.7
Settlement of equity-based awards	1.4	(1.4)	—
December 31, 2024	494.6	5.1	499.7
Settlement of equity-based awards	1.2	(1.2)	—
Acquisition of treasury shares	(8.4)	8.4	—
December 31, 2025	487.4	12.3	499.7
(1)Totals may not sum due to rounding.
All of the Company's 12.3 million shares held in treasury as of December 31, 2025 may only be used to fulfill the future vesting of existing and future equity-based awards.
Capital range and conditional share capital
On May 5, 2023, Alcon's shareholders approved the introduction of a capital range and a conditional share capital in Alcon's Articles of Incorporation. Under the capital range, and until May 5, 2028 or an earlier expiry, the Company's Board of Directors (the "Board") has the authority to increase or decrease the share capital ranging from CHF 19 million (lower limit) to CHF 22 million (upper limit). The capital increase or decrease may be effected by (A) issuing up to the lower of (i) 50 million fully paid-in registered shares and (ii) 10% of the share capital at the time of increase or (B) cancelling up to 25 million registered shares, as applicable. The Board is further authorized to withdraw or restrict subscription rights of existing shareholders and allocate such rights to third parties, the Company or any of its group companies, for the purposes of (a) raising equity capital, (b) acquisition transactions, (c) broadening the shareholders constituency in certain financial or investor markets or (d) Board, executive management, employees, advisors or other participation programs.
The Board can also rely on a conditional share capital instrument in its Articles of Incorporation through which the share capital may be increased in an amount not to exceed CHF 2.0 million, by the issuance of up to 50 million fully paid-in registered shares through the voluntary or mandatory exercise of conversion, exchange, option, warrant, subscription or other rights granted to or imposed on shareholders or third parties alone or in connection with the issuance of bonds, notes, options, warrants or other similar securities or contractual obligations of the Company or its affiliates. The conditional share capital may be used for the same purposes as stated in the preceding paragraph in connection with the capital range. As of December 31, 2025, the Board had not made use of the authority under any of the capital range or conditional share capital provisions.
7.2 Dividends
On February 25, 2025, the Board proposed a dividend of CHF 0.28 per share, which was subsequently approved by the shareholders at the Annual General Meeting on May 6, 2025 and paid in May 2025 for an amount of $166 million.
On February 27, 2024, the Board proposed a dividend of CHF 0.24 per share, which was subsequently approved by the shareholders at the Annual General Meeting on May 8, 2024 and paid in May 2024 for an amount of $130 million.
On February 27, 2023, the Board proposed a dividend of CHF 0.21 per share, which was subsequently approved by the shareholders at the Annual General Meeting on May 5, 2023 and paid in May 2023 for an amount of $116 million.
7.3 Earnings per share
Basic earnings per share is computed by dividing net income attributable to the shareholders of Alcon Inc. for the period by the weighted average number of common shares outstanding during the period. For the years ended December 31, 2025, 2024 and 2023, the weighted average number of shares outstanding was 493.2 million, 494.4 million and 493.0 million, respectively.
The only potentially dilutive securities are the outstanding unvested equity-based awards under the Company's equity-based incentive plans, as described in Note 23. Except when the effect would be anti-dilutive, the calculation of diluted earnings per common share includes the weighted average net impact of unvested equity-based awards. For the years ended December 31, 2025, 2024 and 2023, the weighted average diluted number of shares outstanding was 496.2 million, 497.5 million and 496.5 million, respectively, which includes the potential conversion of 3.0 million, 3.1 million and 3.5 million unvested equity-based awards, respectively.
The average market value of the Company's shares for the purposes of calculating the potentially dilutive effects of unvested equity-based awards was based on quoted market prices for the period that the unvested awards were outstanding.
7.4 Share repurchase program
On February 25, 2025, the Board authorized the repurchase of up to $750 million of the Company’s common shares. The shares acquired are held in treasury and are intended to offset the dilutive effect of shares vesting under Alcon's equity-based incentive plans. Alcon funded the repurchases through cash generated from operations. The program was authorized by the Swiss Takeover Board and subject to customary safe harbor conditions.
On March 27, 2025, the Company executed an agreement with a bank to set the terms on which the bank will execute the share repurchases as the Company's agent. The agreement with the bank is cancellable at any time without continuing obligation such that no financial liability exists to the Company from execution of the agreement or the approval of the program. As of December 31, 2025, 8.4 million shares were repurchased for a total consideration of $682 million. Total cash payments for acquisition of treasury shares of $676 million were recorded to "Payments for acquisition of treasury shares" within the financing section of the Consolidated Statement of Cash Flows. Liabilities of $6 million were recorded to "Provisions & other current liabilities" on the Consolidated Balance Sheet for share repurchases which were initiated but not settled as of December 31, 2025.
The share repurchase program was completed on January 20, 2026 with 9.3 million shares repurchased for a total of $750 million.